UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2016

MATSON, INC.

(Exact Name of Registrant as Specified in its Charter)

HAWAII	001-34187	99-0032630
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

1411 Sand Island Parkway
Honolulu, Hawaii	96819
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (808) 848-1211

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

Matson, Inc. (“Matson” or the “Company”) will host research analysts and institutional investors for an operations tour and an overview of the Company at certain Matson facilities in the Pacific Northwest on October 6, 2016 and October 7, 2016.  Matson will be using the presentation materials attached as Exhibit 99.1 to this Form 8-K. The presentation materials are available on Matson’s website at http://investor.matson.com/events.cfm.  The information set forth in these materials speaks only as of October 6, 2016.

Statements in this Form 8-K and the attached exhibit that are not historical facts are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement.  Factors that could cause actual results to differ materially from those contemplated in the statements include, without limitation, those described on pages 8-15 of the Form 10-K filed by Matson on February 26, 2016 and pages 22-23 of the Form 10-Q filed by Matson on August 3, 2016.  These forward-looking statements are not guarantees of future performance.  Actual results could differ materially from those anticipated in the forward-looking statements and future results could differ materially from historical performance.

Item 9.01.                                        Financial Statements and Exhibits.

(a) — (c)  Not applicable.

(d) Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

99.1                        Analyst Day Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATSON, INC.

/s/ Joel M. Wine
Joel M. Wine
Senior Vice President and Chief Financial Officer

Dated: October 6, 2016